U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   October 15, 2008

LIFEQUEST WORLD CORPORATION

(Exact Name of Small Business Issuer as Specified in its Charter)

MINNESOTA

(State or other Jurisdiction as Specified in Charter)

333-61801	88-0407679

(Commission file number)	(I.R.S. Employer Identification No.)

1181 Grier Drive, Suite C Las Vegas, Nevada 89119-3746

(Address of Principal Executive Offices)

702.914.9688

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 15, 2008, the Company filed a Certificate of Designation for Series B Preferred Shares (the “Series B Certificate of Designation”) with the Minnesota Secretary of State.  The Series B Certificate of Designation was filed to designate 10,000,000 shares of the Company’s 50,000,000 shares of authorized preferred stock, $0.001 par value, as “Series B Preferred Stock.”

After giving effect to the Series B Certificate of Designation, the Company has 40,000,000 shares of undesignated preferred stock, $0.001 par value, remaining.

The Series B Certificate of Designation is filed as Exhibit 3.1 to this current report and incorporated herein by reference.

Section 9 Financial Statements And Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits:

3.1

Series B Certificate of Designation

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Lifequest World Corp.

Date: October 29, 2008	By:	/s/ Anthony C. Jurak
___________________
Anthony C. Jurak Chief Executive Officer